                                                                    Exhibit 99.2

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

   The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") as of March 3, 2002 are derived from the unaudited consolidated financial statements of Gristede's as of and for the 52 weeks ended March 3, 2002 and the audited financial statements and underlying accounting records of Kings as of and for the 52 weeks ended March 30, 2002. The Pro Forma Financial Statements give effect to the Kings acquisition and the other related transactions, as if such transactions had occurred on March 5, 2001 with respect to the pro forma statement of operations, and as of March 3, 2002 with respect to the pro forma balance sheet.

   The following unaudited pro forma condensed consolidated statement of operations for the 52 week period ended December 2, 2001 is derived from the audited consolidated financial statements of Gristede's for the 52 weeks ended December 2, 2001 and the unaudited financial statements and underlying accounting records of Kings for the 52 weeks ended December 29, 2001. The pro forma statement of operations gives effect to our acquisition of Kings and the other related transactions, as if such transactions had occurred on December 3, 2000.

   The following unaudited pro forma condensed consolidated statement of operations for the 13 weeks ended March 3, 2002 is derived from the unaudited consolidated interim financial statements of Gristede's for the 13 weeks ended March 3, 2002 and the unaudited interim financial statements of Kings for the 13 weeks ended March 30, 2002. The pro forma statement of operations gives effect to our acquisition of Kings and the other related transactions, as if such transactions had occurred on December 3, 2000.

   The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The Kings acquisition will be accounted for under the purchase method of accounting. As discussed in Note 1 to the unaudited pro forma condensed consolidated balance sheet, a determination of the fair value of Kings' assets and liabilities has not been completed. Under this method, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values. The excess of purchase price (which is subject to certain closing adjustments as defined in the stock purchase agreement), including estimated fees and expenses related to the Kings acquisition, over the net assets acquired ("goodwill") is classified with intangibles on the accompanying unaudited pro forma condensed consolidated balance sheet. In addition to the purchase price allocation, there may be post-closing adjustments to the purchase price as defined in the stock purchase agreement, which amounts cannot be determined presently and are not included herein. Kings entered into severance and incentive compensation arrangements with various employees subsequent to March 31, 2001. If certain conditions are met and Kings is sold, Kings could be obligated to pay incentive, severance and change-in-control payments under these agreements in the range of approximately $2 million to $8 million, excluding related benefit costs.

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE 52 WEEKS ENDED MARCH 3, 2002
                            (dollars in thousands)

                           Gristede's
                            52 weeks   Kings 52
                             ended    weeks ended
                            March 3,   March 30,   Pro Forma            Pro
                              2002       2002     Adjustments          Forma
                           ---------- ----------- -----------         --------
 Sales....................  $230,193   $444,769    $     --           $674,962
 Cost of sales............   138,722    287,984      (1,400)/(1),(2)/  425,306
                            --------   --------    --------           --------
 Gross profit.............    91,471    156,785       1,400            249,656
                            --------   --------    --------           --------
 Store operating, general
   and administrative
   expenses...............    71,456    111,325          --            182,781
 Depreciation and
   amortization/(3)/......     7,429     12,282          --             19,711
 Non-store operating
   expenses...............     8,600     15,501          --             24,101
                            --------   --------    --------           --------
 Operating income.........     3,986     17,677       1,400             23,063
                            --------   --------    --------           --------
 Other income (expense),
   net:
    Interest expense, net.    (3,285)      (198)    (17,800)/(4)/      (21,783)
                                                       (500)/(5)/
    Other, net............       (12)      (138)         --               (150)
                            --------   --------    --------           --------
 Total other income
   (expense), net.........    (3,297)      (336)    (18,300)           (21,993)
                            --------   --------    --------           --------
 Income before income
   taxes..................       689     17,341     (16,900)             1,130
 Provision for income
   taxes..................       114      7,009      (6,671)/(6)/          452
                            --------   --------    --------           --------
 Net income...............       575     10,332     (10,229)               678
                            --------   --------    --------           --------
 Preferred dividend.......        --         --      (2,050)/(7)/       (2,050)
                            --------   --------    --------           --------
 Net income/(loss)
   attributable to common
   stockholders...........  $    575   $ 10,332    $(12,279)          $ (1,372)
                            ========   ========    ========           ========

  Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
                     For the 52 weeks ended March 3, 2002
                             (dollars in millions)

(1) Represents the elimination of the historical LIFO provision for the current year of $0.4 million.

(2) Reflects the recognition on a straight-line basis of $1.0 million in income allocable from the vendor support agreement over the initial ten-year term.

(3) Amortization of goodwill is no longer permitted pursuant to Statement of Financial Accounting Standards No. 142. Gristede's has elected to adopt FAS No. 142 effective with its fiscal year beginning December 3, 2001.

(4) The adjustments to the unaudited pro forma condensed consolidated statements of operations for the 52 weeks ended March 3, 2002 reflect a net increase totaling $17.8 million in interest expense, including (i) a decrease of $1.7 million applicable to the retirement of indebtedness under Gristede's existing bank facility, (ii) an offsetting increase totaling $18.8 million for interest expense applicable to the notes, and (iii) an increase of $0.7 million of amortization of deferred financing costs associated with the notes. The assumed interest rate on the notes is 10.75%.

(5) Reflects the write-off of the unamortized deferred financing costs of $0.5 million relating to the retirement of Gristede's existing bank facility effective as if such retirement occurred on March 5, 2001.

(6) Reflects the income tax effect of $6.7 million for the above adjustments and reflects the income taxes on the combined operations at an effective rate of 40%.

(7) Reflects the 10% cumulative dividend payable semi-annually of $2.1 million on the Series A Convertible Preferred Stock on a pay-in-kind basis.

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE 52 WEEKS ENDED DECEMBER 2, 2001
                            (dollars in thousands)

                                                      Gristede's     Kings
                                                       52 weeks     52 weeks
                                                         ended       ended
                                                      December 2, December 29,  Pro Forma
                                                         2001         2001     Adjustments         Pro Forma
                                                      ----------- ------------ -----------         ---------
Sales................................................  $229,988     $445,492    $     --           $675,480
Cost of sales........................................   139,181      289,187      (1,500)/(1),(2)/  426,868
                                                       --------     --------    --------           --------
Gross profit.........................................    90,807      156,305       1,500            248,612
                                                       --------     --------    --------           --------
Store operating, general and administrative expenses.    71,544      109,916          --            181,460
Depreciation and amortization/(3)/...................     7,204       12,366          --             19,570
Non-store operating expenses.........................     8,330       15,250          --             23,580
                                                       --------     --------    --------           --------
Operating income.....................................     3,729       18,773       1,500             24,002
                                                       --------     --------    --------           --------
Other income (expense), net:
   Interest expense, net.............................    (3,528)        (166)    (17,400)/(4)/      (21,594)
                                                                                    (500)/(5)/
   Other income......................................       173           62          --                235
                                                       --------     --------    --------           --------
Total other income (expense), net....................    (3,355)        (104)    (17,900)           (21,359)
                                                       --------     --------    --------           --------
Income before income taxes...........................       374       18,669     (16,400)             2,643
Provision for income taxes...........................        99        7,554      (6,596)/(6)/        1,057
                                                       --------     --------    --------           --------
Net income...........................................       275       11,115      (9,804)             1,586
                                                       --------     --------    --------           --------
Preferred dividend...................................        --           --      (2,050)/(7)/       (2,050)
                                                       --------     --------    --------           --------
Net income (loss) attributable to common stockholders  $    275     $ 11,115    $(11,854)          $   (464)
                                                       ========     ========    ========           ========

  Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
                    For the 52 Weeks ended December 2, 2001
                             (dollars in millions)

(1) Represents the elimination of the historical LIFO provision for the current year of $0.5 million.

(2) Reflects the recognition on a straight-line basis of $1.0 million in income allocable from the vendor support agreement over the initial ten-year term of the agreement.

(3) Amortization of goodwill is no longer permitted pursuant to Statement of Financial Accounting Standards No. 142. Gristede's elected early adoption of SFAS No. 142 effective with its fiscal year beginning December 3, 2001.

(4) The adjustments to the unaudited pro forma condensed consolidated statement of operations for the 52 weeks ended December 2, 2001 reflect: a net increase totaling $17.4 million in interest expense, including (i) a decrease of $2.1 million applicable to the retirement of indebtedness under the Gristede's existing bank facility, (ii) an offsetting increase totaling $18.8 million for interest expense applicable to the notes, and (iii) an increase of $0.7 million of amortization of deferred financing costs associated with the notes. The assumed interest rate on the notes is 10.75%.

(5) Reflects the write-off of the unamortized deferred financing costs of $0.5 million relating to the old bank credit agreements retired effective as if the Kings acquisition occurred on December 3, 2000.

(6) Reflects the income tax effect of $6.6 million for the above adjustments and reflects the income taxes on the combined operations at an effective rate of 40%.

(7) Reflects 10% cumulative dividend payable semi-annually of $2.1 million on the Series A Convertible Preferred Stock on a pay-in-kind basis.

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE 13 WEEKS ENDED MARCH 3, 2002
                            (dollars in thousands)

                                                      Gristede's   Kings
                                                       13 weeks  13 weeks
                                                        ended      ended
                                                       March 3,  March 30,  Pro Forma            Pro
                                                         2002      2002    Adjustments          Forma
                                                      ---------- --------- -----------         --------
Sales................................................  $59,791   $110,064    $    --           $169,855
Cost of sales........................................   36,030     70,844       (350)/(1),(2)/  106,524
                                                       -------   --------    -------           --------
Gross profit.........................................   23,761     39,220        350             63,331
                                                       -------   --------    -------           --------
Store operating, general and administrative expenses.   18,040     27,975         --             46,015
Depreciation and amortization/(3)/...................    1,909      2,894         --              4,803
Non-store operating expenses.........................    2,318      4,000         --              6,318
                                                       -------   --------    -------           --------
Operating income.....................................    1,494      4,351        350              6,195
                                                       -------   --------    -------           --------
Other income ((expense), net:
   Interest expense, net.............................     (709)       (96)    (4,600)/(4)/       (5,355)
                                                                                  50 /(5)/
   Other, net........................................       --        (70)        --                (70)
                                                       -------   --------    -------           --------
Total other income (expense), net....................     (709)      (166)    (4,550)            (5,425)
                                                       -------   --------    -------           --------
Income before income taxes...........................      785      4,185     (4,200)               770
Provision for income taxes...........................       25      1,692     (1,409)/(6)/          308
                                                       -------   --------    -------           --------
Net income...........................................      760      2,493     (2,791)               462
                                                       -------   --------    -------           --------
Preferred dividend...................................       --         --       (500)/(7)/         (500)
                                                       -------   --------    -------           --------
Net income (loss) attributable to common stockholders  $   760   $  2,493    $(3,291)          $    (38)
                                                       =======   ========    =======           ========

  Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
                     For the 13 weeks ended March 3, 2002
                             (dollars in millions)

(1) Represents the elimination of the historical LIFO provision for the current year of $0.1 million.

(2) Reflects the pro-forma recognition on a straight-line basis of $0.3 million in income allocable from the vendor support agreement over the initial ten-year term of the agreement.

(3) Amortization of goodwill is no longer permitted pursuant to Statement of Financial Accounting Standards No. 142. Gristede's elected early adoption of SFAS No. 142 effective with its fiscal year beginning December 3, 2001.

(4) The adjustments to the unaudited pro forma condensed consolidated statement of operations for the 13 weeks ended March 3, 2002 reflect: a net increase totaling $4.6 million in interest expense, including (i) a decrease of $0.3 million applicable to the retirement of indebtedness under Gristede's existing bank facility, (ii) an offsetting increase totaling $4.7 million for interest expense applicable to the notes, and (iii) an increase of $0.2 million of amortization of deferred financing costs associated with the notes. The assumed interest rate on the notes is 10.75%.

(5) Reflects the reversal of the amortization recognized of $0.1 million for deferred financing costs associated with the retired debt.

(6) Reflects the income tax effect of $1.4 million for the above adjustments and reflects the income taxes on the combined operations at an effective rate of 40%.

(7) Reflects the pro-forma cumulative dividend payable semiannually of $0.5 million on the Series A Convertible Preferred Stock on a pay-in-kind basis.

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 3, 2002
                            (dollars in thousands)

                                                     Gristede's   Kings
                                                      March 3,  March 30,  Pro Forma                           Pro
                                                        2002      2002    Adjustments                        Forma/(1)/
                                                     ---------- --------- -----------                        ---------
ASSETS
CURRENT ASSETS:
  Cash..............................................  $    551  $ 15,620   $(15,620)/(2a),(2c),(2d)/         $    551
  Accounts receivable...............................     6,983     4,840         --                            11,823
  Inventory.........................................    32,571     7,270      7,762/(4)/                       47,603
  Due from related parties--trade...................     1,245        --         --                             1,245
  Current deferred tax assets.......................        --     1,635     (1,635)/(2c)/                        572
                                                                                572 /(3)/
  Prepaid expenses and other current assets.........     1,629     4,046         --                             5,675
                                                      --------  --------   --------                          --------
   Total current assets.............................    42,979    33,411     (8,921)                           67,469
                                                      --------  --------   --------                          --------
  Property and equipment............................    53,681    81,918         --                           135,599
  Goodwill..........................................        --        --     83,970/(2a),(2b),(2c),(2d),(4)/   74,527
                                                                             (9,443)/(3)/
  Deferred tax assets...............................        --    10,263    (10,263)/(2c)/                      8,871
                                                                              8,871 /(3)/
  Other assets......................................     4,076     1,813      7,031 /(2a),(2d)/                12,420
                                                                               (500)/(2a)/
                                                      --------  --------   --------                          --------
TOTAL ASSETS........................................  $100,736  $127,405   $ 70,745                          $298,886
                                                      ========  ========   ========                          ========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable and accrued expenses.............  $ 25,946  $ 11,270   $     --                          $ 37,216
  Accrued payroll, vacation and withholdings........     2,323     9,178         --                            11,501
  Capitalized lease obligations--current portion....     4,046       661         --                             4,707
  Current portion of long term debt.................     2,722        --     (2,536)/(2a),(2d)/                   186
                                                      --------  --------   --------                          --------
   Total current liabilities........................    35,037    21,109     (2,536)                           53,610
  Long-term debt--noncurrent portion................    25,433        --    (25,433)/(2a),(2d)/                    --
  Senior notes......................................        --        --    175,000 /(2a),(2d)/               175,000
  Accrued expenses--other...........................        --     3,905         --                             3,905
  Due to affiliate..................................    15,478        --    (15,000)/(2a),(2d)/                   478
  Capitalized lease obligations--noncurrent portion.     8,000     6,239         --                            14,239
  Vendor support agreement..........................        --        --     10,000 /(2a),(2d)/                10,000
  Deferred rent.....................................     4,434     5,366         --                             9,800
                                                      --------  --------   --------                          --------
   Total liabilities................................    88,382    36,619    142,031                           267,032
                                                      --------  --------   --------                          --------
STOCKHOLDERS' EQUITY:
  Preferred stock...................................        --        --     5,000 /(2a),(2d)/                 20,000
                                                                            15,000 /(2a),(2d)/
  Common stock......................................       393        --         --                               393
  Additional paid-in capital........................    14,137        --         --                            14,137
  Retained earnings/ (deficit)......................    (2,176)   90,786    (90,786)/(2c)/                     (2,676)
                                                                               (500)/(2a)/
                                                      --------  --------   --------                          --------
   Total stockholders' equity.......................    12,354    90,786    (71,286)                           31,854
                                                      --------  --------   --------                          --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..........  $100,736  $127,405   $ 70,745                          $298,886
                                                      ========  ========   ========                          ========

       Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                 March 3, 2002
                             (dollars in millions)

(1) The determination of the fair values of Kings' assets and liabilities has not been completed. Upon completion of such valuation, we will allocate the purchase price to Kings' assets and liabilities, both tangible and intangible, with the excess of the cost over the fair value of the net assets acquired allocated to goodwill. Management expects that, based on such allocation, additional purchase accounting adjustments will be made to Kings' assets and liabilities.

(2)

    a. Reflects an increase from the issuance of (a) $20.0 million of Series A Convertible Preferred Stock to an affiliate of John A. Catsimatidis, the majority stockholder and Chairman and CEO of Gristede's, and (b) $10.0 million cash infusion from a vendor support agreement, and (c) $175.0 million of notes, net of estimated transaction costs of $7.0 million. These are partially offset by: (i) repayment of $28.0 million of indebtedness under Gristede's existing bank facility; (ii) the repayment of $15.0 million in loans from an affiliate of John A. Catsimatidis outstanding as of the date of this offering memorandum; and (iii) the write-off of the deferred financing costs of $0.5 million related to the retired debt.

    b. Reflects the excess of cost over the fair value of the net assets to be acquired in connection with the Kings acquisition. The purchase price for Kings exceeds the net book value of assets to be acquired by $84 million, which excess has been allocated to goodwill.

    c. Reflects adjustments related to the Kings acquisition, including the elimination of historical retained earnings, cash and deferred tax assets of Kings.

    d. The pro forma balance sheet gives effect to the Kings acquisition and this offering as if such transactions occurred on March 3, 2002. It also reflects the net increases and decreases in cash from (i) the gross proceeds received from the notes less the transaction costs, (ii) the repayment of affiliate debt, (iii) the cash received with the issuance of preferred stock, (iv) the cash received from the vendor support agreement, (v) amounts used to retire debt from Gristede's existing bank facility and (vi) purchase of common stock of Kings as set forth in the following table:

                                                           (dollars in
                                                            millions)
                                                           -----------
         Senior Notes.....................................   $ 175.0
         Investment from affiliate of majority stockholder      20.0
         Proceeds from vendor support agreement...........      10.0
         Purchase of Kings common stock...................    (155.0)
         Repay existing bank debt.........................     (28.0)
         Repayment of affiliate debt......................     (15.0)
         Transaction costs................................      (7.0)
                                                             -------
         Net cash increase................................   $   0.0
                                                             =======

(3) Reflects a deferred tax asset of $9.4 million associated with the changes in the financial reporting basis of assets and certain liabilities due to the (i) realizability of Gristede's net operating losses due to the Kings acquisition and (ii) acquisition adjustments resulting from the Kings acquisition. Gristede's expects to make an IRS 338(h)(10) election to allow it to reflect the book and tax bases of the assets acquired at fair value.

(4) Reflects the elimination of the historical LIFO reserve of $7.8 million to reflect the write-up of inventory to fair value.